AMERICA'S

                                   UTILITY FUND

                                    NINETEEN

                                  NINETY EIGHT

                                     ANNUAL

                                     REPORT


                             [America Utility Logo]


                               ------------------
                                    AMERICA'S
                                  UTILITY FUND
                               ------------------


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                             [America Utility Logo]



To our shareholders:


      On behalf of all the associates at Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the America's Utility Fund. This Annual Report reaffirms our commitment to our shareholders and details the financial performance of these investments for the period ended December 31, 1998.

      Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $15 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet our shareholders' financial objectives by offering mutual funds and separately-invested portfolios.

      In the commentary that follows, Mentor's investment team presents insightful perspectives on the markets and strategies that shaped their investment decisions for the past fiscal year. Our investment teams operate with these priorities:

      Focus -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of their portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.

      Opportunities -- By offering six different management styles, portfolio diversification is simplified. By offering multiple styles, Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.

      Service -- To help serve our shareholders, Mentor has a fully dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.

      Technology -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about where the best place is to invest.

      We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.

      We look forward to making the Mentor formula work for you, and to a mutually beneficial relationship.

Sincerely,






/s/ Daniel J. Ludeman                            /s/ Paul F. Costello
---------------------                            --------------------
Daniel J. Ludeman                                Paul F. Costello
Chairman                                         President


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                              Dollar-Cost Averaging


      More and more, investors are using dollar-cost averaging to avoid trying to time investment purchases or sales.

      America's Utility Fund, with its dollar-cost averaging installment payment option, has provided shareholders with a way to turn market uncertainty to their advantage.*

      Dollar-cost averaging means you simply invest the same amount of money at evenly spaced time periods. It doesn't matter whether the market moves up or down while you're investing.

      The chart below illustrates how dollar-cost averaging works.** Assume you decide to invest $30 a month in a mutual fund over the next 12 months and the fund price fluctuates.

      When the price of the fund is low, you buy more shares; when the price is high you buy fewer shares. This can potentially result in an average cost per share that is less than the average share price.

      In the illustration provided below, the average cost of shares purchased is $10.88. Had you made a lump-sum investment in January, the cost would have been $15 per share.

      So rather than trying to figure out the best time to buy and sell, you may want to invest on a periodic basis and avoid the highs and lows.

      America's Utility Fund offers investors this option through our monthly installment plan with a $40 per month minimum.



                                                                                                 Total
                                                  Shares                 Cumulative Shares      Cost of
Month                           Share Price     Purchased                    Purchased         Investment
  January                      $ 15.00         2.0                       2.0                  $  30.00
  February                     $ 20.00         1.5                       3.5                  $  60.00
  March                        $ 15.00         2.0                       5.5                  $  90.00
  April                        $ 12.00         2.5                       8.0                  $ 120.00
  May                          $ 10.00         3.0                      11.0                  $ 150.00
  June                         $  8.00         3.8                      14.8                  $ 180.00
  July                         $ 10.00         3.0                      17.8                  $ 210.00
  August                       $ 10.00         3.0                      20.8                  $ 240.00
  September                    $ 10.00         3.0                      23.8                  $ 270.00
  October                      $  8.00         3.8                      27.6                  $ 300.00
  November                     $ 10.00         3.0                      30.6                  $ 330.00
  December                     $ 12.00         2.5                      33.1                  $ 360.00
  Average Price Per Share      $ 11.67
  Average Dollar Cost
       of Shares Purchases     $ 10.88
  Cost of Lump-Sum
       Purchase in January     $ 15.00




      * This method of investing involves continous investment in a security regardless of fluctuating price levels and you should consider your financial ability to continue purchases through periods of low price levels. It won't assure a profit or protect you from loss in declining markets or against loss if you stop the program when the value of your account is less than the cost of the shares you bought.

      ** This hypothetical example does not represent the results of an installment purchase in America's Utility Fund. America's Utility Fund may perform better or worse than this example.


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

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Management Discussion and Analysis
by John G. Davenport, CFA and Richard L. Rice, CFA,
Portfolio Managers




      Investors in medium to larger market capitalization stocks experienced another year of outstanding returns in 1998. Your America's Utility Fund provided a total return of 15.5% including capital appreciation and dividend income, slightly ahead of the 14.8% return of the Standard & Poor's Utility Index.* The broader, capitalization-weighted S&P 500 Composite** gained a remarkable 28.6% - a record-breaking achievement as the index was up 20%+ for four consecutive years. This return, however, is not representative of how the average stock in the S&P index performed last year. Simply averaging returns of the 500 individual stocks in the index produces a gain of about one-half that of the weighted index. By comparison, smaller capitalization stocks, in general, did not enjoy double-digit gains. In fact, the Russell 2000 index of smaller capitalization issues actually declined 2.6%.

      The widening performance disparity between the largest, most liquid stocks and smaller capitalization issues is an unhealthy trend last observed in the early 1970's when the "nifty fifty" phrase described the same anomaly. Valuation levels have reached similar extremes and evidence of speculative excesses can be easily observed, as seen in the mania surrounding internet-related stocks and stock split announcements. How long these frenzied trading patterns can persist is anybody's guess, but we can observe that the "nifty fifty" era of extremes was subsequently resolved through a market "correction".

      For a brief period during the third quarter of 1998 it appeared that the broad market had entered a "corrective phase" as the S&P 500 index declined 10% on emerging market concerns and potential repercussions of the near collapse of a large hedge fund. (America's Utility Fund gained 2.2% during the quarter). But the market decline was short-lived. Investors responded enthusiastically during the fourth quarter to the Federal Reserve's eased monetary policy, lower interest rates, continued strong economic growth and lower energy prices. The S&P 500 soared 21.3% during the period - the second strongest quarter in sixty years - fueled by mutual fund flows into the largest capitalization growth stocks.


Looking Ahead. . .

      In some respects we have entered the New Year in uncharted waters. The economy's unexpected resiliency has produced the longest peacetime expansion on record (it will enter its ninth year in April), providing the foundation for years of phenomenal stock market gains and positive consumer attitudes. At a time when many foreign economies are either slowing significantly or already in recession, the U.S. has become the global engine of growth - a condition that is inherently unsustainable. Excessive debt, which has financed over-capacity in some emerging and developed countries, still represents a significant impediment to smooth transactions to economic vitality and financial stability.

      Meanwhile, with investors basking in economic bliss, the potential for negative surprises could easily produce volatile market swings during the New Year and a re-assessment of what constitutes reasonable value. America's Utility Fund remains well-positioned in seasoned, good-quality utility and other undervalued stocks which would benefit from a constructive shift in investor preferences toward conservative investments.

February 1999

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

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      *The S&P Utilities Index is one of the four broad sectors in the S&P 500
Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

      **The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P Index.

      -The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

      While the portfolio managers will endeavor to manage the fund in accordance with the process described, there are no guarantees that they will be successful.

      This material must be preceded or accompanied by a current prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.


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

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                          Average Annual Total Returns
                    for the Periods Ended December 31, 1998

                    One Year            Since Inception (5/5/92)*
                     15.47%                       12.48%

               SEC current yield as of December 31, 1998 1.82%**

                                    [graph]


                       5/92     6/92      9/92      12/92      3/93        6/93      9/93      12/93      3/94       6/94      9/94
America's
 Utility Fund        10,000     10,170     10,892     11,190    12,235     12,642     13,198    12,679    11,290    10,728   11,141

S&P Utilities
 Index             9,985.40  10,121.50  10,918.85  11,194.63 12,402.49  12,696.41  13,585.54 12,811.28 11,753.12 11,750.47 11,805.80




                       12/94    3/95         6/95      9/95      12/95     3/96      6/96      9/96      12/96     3/97

America's
 Utility Fund           11,019    11,759     12,479     13,485    14,577    14,507    14,839   114,340    15,373     15,158

S&P Utilities Index  11,793.53 12,607.05  13,543.69  15,062.91 16,749.98 15,953.49 16,757.75 16,192.97 17,273.02  16,691.36



                       6/97             9/97      12/97     3/98        6/98       9/98      12/98

America's
 Utility Fund           16,149       16,737       18,957     20,521      19,950      20,390     21,889

S&P Utilities Index  17,671.54    18,519.96    21,530.67  22,740.52   23,015.81   24,081.15  24,710.23






      Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

       * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 12/31/98.

      ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 12/31/98 by the offering price per share on that date. The figure is then compounded and annualized.

     *** Represents a hypothetical investment of $10,000 in America's Utility
         Fund. Performance assumes the reinvestment of all dividends and distributions.

       - The S&P Utilities Index is one of four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

      This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

America's Utility Fund, Inc.
Portfolio of Investments
December 31, 1998





                                                        Market Value
  Shares              Common Stocks - 91.60%              (Note 2)
----------   ---------------------------------------   --------------
             Public Utility - Electric - 42.69%
 94,100      Allegheny Energy, Inc.                    $ 3,246,450
253,800      DPL, Inc.                                   5,488,425
 78,800      Duke Energy Corporation                     5,048,125
125,000      Eastern Utilities Associates Company        3,531,250
 82,000      Endesa S.A. *                               2,214,000
150,600      FirstEnergy Corporation                     4,903,912
 67,000      FPL Group, Inc.                             4,128,875
 73,810      Gener S.A.*                                 1,180,960
 77,600      GPU, Inc.                                   3,428,950
165,700      LG&E Energy Corporation                     4,691,381
 90,800      New Century Energies, Inc.                  4,426,500
120,600      NIPSCO Industries, Inc.                     3,670,762
150,800      Northern States Power Company               4,184,700
171,400      Potomac Electric Power Company              4,509,963
 89,700      SCANA Corporation                           2,892,825
161,500      Southern Company                            4,693,594
154,600      TECO Energy, Inc.                           4,357,788
156,700      Western Resources, Inc.                     5,210,275
                                                       -----------
                                                        71,808,735
                                                       -----------
             Public Utility - Natural Gas - 11.26%
 30,000      Consolidated Natural Gas Company            1,620,000
 74,000      Enron Corporation                           4,222,625
 93,000      KeySpan Energy Corporation                  2,883,000
 78,000      NICOR, Inc.                                 3,295,500
170,000      Questar Corporation                         3,293,750
142,710      Sempra Energy                               3,621,266
                                                       -----------
                                                        18,936,141
                                                       -----------
             Telecommunications - 22.09%
100,000      Ameritech Corporation                       6,337,500
112,800      Bell Atlantic Corporation                   6,408,450
 84,000      GTE Corporation                             5,664,750
 66,921      MCI WorldCom, Inc.                          4,801,582
124,000      SBC Communications, Inc.                    6,649,500
 49,600      Sprint Corporation                          4,172,600
 24,800      Sprint Corporation - PCS Group @              573,500
 18,916      Telefonica S.A.*                            2,560,740
                                                       -----------
                                                        37,168,622
                                                       -----------
             Non-Utility Securities - 15.56%
 32,300      BankAmerica Corporation                     1,942,037
 30,000      Bemis Company, Inc.                         1,138,125
 15,000      Bristol-Myers Squibb Company                2,007,187
 31,000      CarrAmerica Realty Corporation                744,000
 43,000      Colonial Properties Trust                   1,144,875
 24,000      Emerson Electric Company                    1,501,500
 29,800      Federal National Mortgage Association       2,205,200
 28,000      Highwoods Properties, Inc.                    721,000
 21,500      Johnson & Johnson                           1,803,313
 76,200      Liberty Property Trust                      1,876,425
 56,500      Mack-Cali Realty Corporation                1,744,437
 20,300      Mobil Corporation                           1,768,638
 54,000      Nationwide Health Properties, Inc.          1,164,375
 23,000      Realty Income Corporation                     572,125
 53,400      Sherwin-Williams Company                    1,568,625
108,600      Sysco Corporation                           2,979,713
 31,200      W. W. Grainger, Inc.                        1,298,700
                                                       -----------
                                                        26,180,275
                                                       -----------
             Total Common Stocks
             (cost $108,535,312)                       154,093,773
                                                       -----------


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

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America's Utility Fund, Inc.
Portfolio of Investments (continued)



  Shares or
  Principal                                                  Market Value
    Amount                                                     (Note 2)
-------------                                              ---------------
                Preferred Stock - 0.31%
    20,000      BankAmerica Trust (cost $500,000)          $    527,500
                                                           ------------
                Corporate Bonds - 4.25%
$2,000,000      Appalachian Power Company, 7.38%,
                8/15/02                                       2,033,496
 1,250,000      Duke Energy Corporation, 8.00%,
                11/01/99                                      1,276,685
 2,000,000      Texas Utilities Electric Company,
                8.25%, 4/01/04                                2,229,906
 1,500,000      Wisconsin Public Service, 7.30%,
                10/01/02                                      1,607,705
                                                           ------------
                Total Corporate Bonds
                (cost $6,947,630)                             7,147,792
                                                           ------------
                Repurchase Agreement - 3.63%
 6,098,001      Goldman Sachs & Company Dated
                12/31/98, 5.08%, due 1/04/99,
                collateralized by $6,059,676 Federal
                National Mortgage Association,
                7.50%, 11/01/13, market value
                $6,233,891 (cost $6,098,001)                  6,098,001
                                                           ------------
                Total Investments - 99.79%
                (cost $122,080,943)                         167,867,066
                Other Assets less Liabilities - 0.21%           361,461
                                                           ------------
                Net Assets - 100.00%                       $168,228,527
                                                           ============

* American Depository Receipt.

@ Non-income producing


Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $17,044,935 and $26,475,385, respectively.


Income Tax Information
At December 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $122,080,943. Net unrealized appreciation aggregated $45,786,123, of which $47,395,191, related to appreciated investment securities and $1,609,068, related to depreciated investment securities.


See notes to financial statements.


Statement of Assets and Liabilities
December 31, 1998



Assets
Investments, at market value
  (cost $122,080,943) (Note 2)                      $ 167,867,066
Collateral for securities loaned (Note 2)              9,399,808
Receivables
  Fund shares sold                                        21,913
  Dividends and interest                                 532,333
                                                    -------------
     Total assets                                    177,821,120
                                                    -------------
Liabilities
Payables
  Securities loaned (Note 2)                           9,399,808
  Fund shares redeemed                                    16,941
Accrued expenses and other liabilities                   175,844
                                                    -------------
     Total liabilities                                 9,592,593
                                                    -------------
Net Assets                                          $ 168,228,527
                                                    =============
Net Assets represented by:
Additional paid-in capital                          $ 121,286,074
Accumulated undistributed net investment income            5,418
Accumulated net realized gain on investment
  transactions                                         1,150,912
Net unrealized appreciation of investments            45,786,123
                                                    -------------
  Net Assets                                        $168,228,527
                                                    =============
Net Asset Value per Share                           $      31.12
                                                    =============
Shares Outstanding                                     5,405,255

See notes to financial statements.


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

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America's Utility Fund, Inc.
Statement of Operations
For the Year Ended December 31, 1998



Investment income
  Dividends                                                 $ 5,528,460
  Interest                                                      785,187
                                                            -----------
     Total investment income                                  6,313,647
                                                            -----------
Expenses
  Administrative fee (Note 3)                                   619,122
  Transfer agent fee                                            442,614
  Management fee (Note 3)                                       401,554
  Shareholder service fee (Note 3)                              392,568
  Shareholder reports and postage expenses                      111,790
  Legal fees                                                     30,833
  Custodian and accounting fees                                  27,903
  Registration expenses                                          21,139
  Directors' fees and expenses                                    4,426
  Audit fees                                                      3,824
  Miscellaneous                                                   5,082
                                                            -----------
     Total expenses                                           2,060,855
                                                            -----------
Net investment income                                         4,252,792
                                                            -----------
Realized and unrealized gain on investments
  Net realized gain on investments (Note 2)                   7,218,482
  Change in unrealized appreciation on investments           11,651,258
                                                            -----------
  Net gain on investments                                    18,869,740
                                                            -----------
  Net increase in net assets resulting from operations      $23,122,532
                                                            ===========

See notes to financial statements.


Statements of Changes in Net Assets
For the Years Ended December 31,



                                               1998               1997
                                         ----------------   ----------------
Net Increase in Net Assets
Operations
  Net investment income                   $   4,252,792      $   4,921,978
  Net realized gain on investments            7,218,482          5,451,642
  Change in unrealized appreciation
     on investments                          11,651,258         20,063,982
                                          -------------      -------------
Increase in net assets resulting from
  operations                                 23,122,532         30,437,602
                                          -------------      -------------
Distributions to Shareholders
  From net investment income                 (4,247,374)        (5,168,432)
  From net realized gain on
     investments                             (7,764,700)        (4,139,573)
                                          -------------      -------------
     Total distributions to
       shareholders                         (12,012,074)        (9,308,005)
                                          -------------      -------------
Capital Share Transactions
  (Note 4)
  Proceeds from sale of shares               10,490,427         12,123,469
  Reinvested distributions                   11,341,961          8,532,056
  Shares redeemed                           (21,767,705)       (29,147,694)
                                          -------------      -------------
     Net change in net assets
       resulting from capital share
       transactions                              64,683         (8,492,169)
                                          -------------      -------------
Total increase in net assets                 11,175,141         12,637,428
Net Assets
  Beginning of year                         157,053,386        144,415,958
                                          -------------      -------------
  End of year (including
     accumulated undistributed net
     investment income of $5,418
     and $0, respectively)                $ 168,228,527      $ 157,053,386
                                          =============      =============

See notes to financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
Year Ended December 31,



                                                               1998         1997         1996         1995         1994
                                                           ------------ ------------ ------------ ------------ ------------
Per Share Operating Performance
Net asset value, beginning of year                          $  29.03     $  25.07     $  24.72     $  19.50      $  23.54
                                                            --------     --------     --------     --------      --------
Income from investment operations
 Net investment income                                          0.76         0.92         0.98         0.96          0.96
 Net realized and unrealized gain (loss) on investments         3.65         4.79         0.33         5.22         (4.04)
                                                            --------     --------     --------     --------      --------
  Total from investment operations                              4.41         5.71         1.31         6.18         (3.08)
                                                            --------     --------     --------     --------      --------
Less distributions
 From net investment income                                     (0.76)      (0.96)       (0.96)       (0.96)        (0.96)
 From net realized capital gains                                (1.56)      (0.79)           -            -             -
                                                            ---------    ---------    ---------    ---------     --------
  Total distributions                                          (2.32)       (1.75)       (0.96)       (0.96)        (0.96)
                                                            ---------    ---------    ---------    ---------     --------
Net asset value, end of year                                $  31.12     $  29.03     $  25.07     $  24.72      $  19.50
                                                            =========    =========    =========    =========     ========
Total Return*                                                   15.47%       23.31%        5.46%       32.30%     (13.10%)
Ratios / Supplemental Data
Net assets, end of year (in millions)                       $ 168.23     $ 157.05     $ 144.42     $ 162.83      $ 125.01
Ratio of expenses to average net assets                          1.31%        1.21%        1.27%        1.21%        1.21%
Ratio of expenses to average net assets excluding waiver         1.31%        1.30%        1.36%        1.34%        1.33%
Ratio of net investment income to average net assets             2.71%        3.46%        3.90%        4.40%        4.66%
Portfolio turnover rate                                         11.22%       26.47%       24.05%       27.77%       28.85%

* Total return does not include sales commissions and is not annualized.


See notes to financial statements.

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

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America's Utility Fund, Inc.
Notes to Financial Statements
December 31, 1998

Note 1: Organization

America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities, (common and preferred stocks) and debt securities.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Security Valuations. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available current bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

(b) Repurchase Agreements. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Federal Income Taxes. No provision for federal income taxes has been made since it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

(d) Distributions. Distributions from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(e) Dividends. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually.

(f) Security Transactions. The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out (FIFO) method. Dividends to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(g) Investment Income. Dividend income is recognized on the ex-dividend date. Interest income is recognized daily on an accrual basis and includes amortization of premiums and discounts.

(h) Portfolio Securities Loaned. The Fund is authorized by the Board of Directors to participate in securities lending transactions.

The Fund may receive fees for participating in securities lending transactions. During the period that a security is out on loan, the Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Fund records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Fund. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Fund.

At December 31, 1998, the Fund had loaned securities to brokers which were collateralized by cash. Income from securities lending activities amounted to $31,362 for the year ended December 31, 1998. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At December 31, 1998, the market value of the securities on loan and the related cash collateral were $9,182,989 and $9,399,808, respectively.

Note 3: Administrative Services Fees and Other Transactions with Affiliates

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment manager to the Fund under an Investment Advisory Agreement. Pursuant to this Agreement, Mentor Advisors receives for its services an annual investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million. Mentor Advisors is a wholly owned subsidiary of Mentor Investment


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

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Group, LLC, ("Mentor") which is in turn a partially owned subsidiary of Wheat
First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.

Mentor provides administrative personnel and services to the Fund under an Administrative Services Agreement. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Investment Advisory Agreement.

The Fund entered into a Shareholder Services Agreement with Mentor, pursuant to which Mentor, itself, through other financial institutions, provides shareholder support services to the Fund and its shareholders. The Fund paid fees to Mentor under that agreement at an annual rate of 0.25% of the Fund's average daily net assets.

Note 4: Capital Share Transactions

As of December 31, 1998 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:



                                    Year Ended       Year Ended
                                     12/31/98         12/31/97
                                   ------------   ---------------
Shares sold                         350,374          468,044
Shares issued upon reinvestment
  of dividends                      369,078          310,707
Shares redeemed                    (724,206)      (1,129,220)
                                   --------       ----------
                                     (4,754)        (350,469)
                                   ========       ==========

Year 2000 (unaudited)

The Fund receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

Federal Tax Status of Dividends Declared (unaudited)

Of the ordinary income distributions paid during the year ended December 31, 1998, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations. Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below.



Total Long-Term                        Qualifying Dividends
Capital Gain Dividends  $4,952,065             100%


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Independent Auditors' Report
The Board of Directors and Shareholders
America's Utility Fund, Inc.


      We have audited the accompanying statement of assets and liabilities of America's Utility Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1996 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on those financial highlights.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of America's Utility Fund, Inc. as of December 31, 1998, the results of its operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.



/s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 12, 1999



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